GUARANTEE
                               (OPCO Subsidiaries)
                                                                October 25, 1999

Foothill Capital Corporation
1111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025-3333
Attention:  Business Finance Division Manager

                     Re: BMC Holdings, LLC (the "Borrower")

Ladies and Gentlemen:

     Foothill Capital Corporation, ("Foothill") and Borrower have entered into certain financing arrangements pursuant to which Foothill may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated October 25, 1999, by and among Borrower, Foothill and the other parties named therein (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     Due to the close business and financial relationships between Borrower and each of the undersigned parties (each a "Guarantor" and collectively, the "Guarantors"), in consideration of the benefits which will accrue to Guarantors and as an inducement for and in consideration of Foothill making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement and the other Financing Agreements, Guarantors hereby agree in favor of Foothill, as follows:

     1. Guarantee.

     (a) Each Guarantor absolutely and unconditionally jointly and severally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): (i) all obligations, liabilities and indebtedness of any kind, nature and description of Borrower to Foothill and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement, the other Financing Agreements, the guarantee of the NCR Loan by Borrower (the "NCR Guarantee") or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Borrower under the United

States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower or its successors to Foothill arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Foothill and (ii) all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Foothill in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to Foothill, the rights of Foothill in any collateral or under this Guarantee, all other Financing Agreements and the NCR Guarantee or in any way involving claims by or against Foothill directly or indirectly arising out of or related to the relationships between Borrower, Guarantors or any other Obligor (as hereinafter defined) and Foothill, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Borrower or Guarantors under the United States Bankruptcy Code or any similar statute.

     (b) This Guarantee is a guaranty of payment and not of collection. Guarantors agree that Foothill need not attempt to collect any Guaranteed Obligations from Borrower, Guarantors or any other Obligor or to realize upon any collateral, but may require Guarantors to make immediate payment of all of the Guaranteed Obligations to Foothill when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Foothill may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Foothill with respect thereto or otherwise chargeable to Borrower or Guarantors) and in such order as Foothill may elect.

     (c) Payment hereunder by any Guarantor shall be made to Foothill at the office of Foothill from time to time on demand as Guaranteed Obligations become due. Guarantors shall make all payments to Foothill on the Guaranteed Obligations without setoff, counterclaim, restrictions or conditions of any kind and free and clear of, and without deduction or withholdings for or on account of, any present or future duties, taxes, levies, imposts, fees, deductions, assessments, withholdings or other charges of any nature whatsoever.

     (d) One or more successive or concurrent actions may be brought hereon against any Guarantor either in the same action in which Borrower or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any Guarantor, such Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Foothill to such Guarantor.

     2. Waivers and Consents.

     (a) Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or each Guarantor is entitled are hereby waived by Guarantors. Guarantors also waive notice of and hereby consent to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Foothill for the obligations of Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrower or any other Obligor or any collateral,
(iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Foothill of Borrower, or consent to the use of cash collateral by Foothill, under Section 364 of the United States Bankruptcy Code, Section 363 of the United States Bankruptcy Code, or any similar statute in any jurisdiction. Guarantors agree that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantors hereunder shall not be otherwise impaired or affected by any of the foregoing.

     (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or any Guarantor in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantors hereunder shall not be discharged or impaired in any respect by reason of any failure by Foothill to perfect or continue perfection of any lien or security interest in any collateral or any delay by Foothill in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantors shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law. Guarantors acknowledge that Foothill has not made any representations to Guarantors with respect to Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantors of this Guarantee and Guarantors are not in any respect relying upon Foothill or any statements by Foothill in connection with this Guarantee.

     (c) Guarantors shall not exercise any rights which they may have acquired by way of subrogation under this Guarantee, by any payment made hereunder or otherwise nor shall Guarantors seek any reimbursement from any of the parties to the Financing Agreements in respect of payments made by the Guarantors hereunder, unless and until all of the Guaranteed Obligations shall have been paid to Foothill and discharged, in full, and if any payment shall be made to the Guarantors on account of such subrogation or reimbursement rights at any time when the Guaranteed Obligations shall not have been paid and discharged, in full, each and every amount so paid shall forthwith be paid to Foothill to be credited and applied against the Guaranteed Obligations, whether matured or unmatured.

     (d) If, pursuant to applicable law, any Guarantor, by payment or otherwise, becomes subrogated to all or any of the rights of Foothill under any of the Financing Agreements, the rights of Foothill to which such Guarantor shall be subrogated shall be accepted by such Guarantor "as is" and without any representation or warranty of any kind by Foothill, express or implied, with respect to the legality, value, validity or enforceability of any of such rights, or the existence, availability, value, merchantability or fitness for any particular purpose of any collateral and shall be without recourse to Foothill.

     (e) If Foothill may, under applicable law, proceed to realize its benefits under any of the Financing Agreements giving Foothill a lien upon any collateral, whether owned by any of the parties to the Financing Agreements or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Foothill may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guarantee. If, in the exercise of any of its rights and remedies, Foothill shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any of the parties to the Financing Agreement or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, the Guarantors hereby consent to such action by Foothill and, to the extent permitted by applicable law, waive any claim based upon such action, even if such action by Foothill shall result in a full or partial loss of any rights of subrogation which the Guarantors might otherwise have had but for such action by Foothill. Any election of remedies which results in the denial or impairment of the right of Foothill to seek a deficiency judgment against any of the parties to the Financing Agreements shall not, to the extent permitted by applicable law, impair the Guarantors' obligation to pay the full amount of the Guaranteed Obligations. In the event Foothill shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Financing Agreements, Foothill may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by Foothill but shall be credited against the Guaranteed Obligations. To the extent permitted by applicable law, the amount of the successful bid at any such sale, whether Foothill or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guarantee, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Foothill might otherwise be entitled but for such bidding at any such sale.

     3. Subordination. Payment of all amounts now or hereafter owed to any Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Foothill of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Foothill as security for the Guaranteed Obligations.

     4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantors for the entire

Guaranteed Obligations shall mature and become immediately due and payable upon the occurrence and during the continuance of an Event of Default as such term is defined in the Loan Agreement.

     5. Account Stated. The books and records of Foothill showing the account between Foothill and Borrower shall be admissible in evidence in any action or proceeding against or involving any Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Foothill rendered to Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated between Foothill and Borrower and be binding on Guarantors.

     6. Taxes. Any and all payments by any Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future income or other taxes, levies imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority ("Taxes"), excluding taxes imposed on or measured by the net income or capital of Foothill by the jurisdictions under the laws of which it is organized or in which it is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof. If any Guarantor shall be required by law to deduct any non-excluded Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as much as shall be necessary so that after making all required withholdings and deductions (including withholdings and deductions applicable to additional sums payable under this Section), Foothill receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (ii) such Guarantor shall make such deductions, and (iii) such Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, such Guarantor shall furnish to Foothill the original or a certified copy of a receipt evidencing payment thereof.

     7. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Each Guarantor shall continue to be liable hereunder until one of Foothill's officers actually receives a written termination notice from such Guarantor sent to Foothill at its address set forth above by certified mail, return receipt requested and thereafter as set forth below. Revocation or termination hereof by a Guarantor shall not affect, in any manner, the rights of Foothill or any obligations or duties of such Guarantor under this Guarantee with respect to (i) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Foothill of such written notice of revocation or termination as provided herein, including, without limitation, (ii) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (iii) all interest, fees and similar charges accruing or due on such Guaranteed Obligations on and after revocation or termination, and (iv) all attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of such Guaranteed Obligations against Borrower, such Guarantor or any other Obligor (whether or not suit be brought), or (v) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Foothill of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Foothill prior to receipt of such notice. The sole effect of such revocation or termination by a Guarantor shall be to exclude from this Guarantee the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by Foothill of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

     8. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Foothill is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Foothill. Guarantors shall be liable to pay to Foothill, and do indemnify and hold Foothill harmless for the amount of any payments or proceeds surrendered or returned. This Section 8 shall remain effective notwithstanding any contrary action which may be taken by Foothill in reliance upon such payment or proceeds. This Section 8 shall survive the termination or revocation of this Guarantee.

     9. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Foothill. Foothill shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Foothill. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Foothill of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Foothill would otherwise have on any future occasion, whether similar in kind or otherwise.

     10. Corporate Existence, Power and Authority. Each Guarantor is a corporation duly organized, or a limited partnership or limited liability company duly formed, and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation, or a limited partnership or limited liability company, and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of such Guarantor or the rights of Foothill hereunder or under any of the other Financing Agreements. The execution, delivery and performance of this Guarantee is within the corporate, limited liability company or limited partnership powers of each Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificates of incorporation or formation, by-laws or operating agreement, or other organizational documentation of such Guarantor, or any indenture, agreement or undertaking to which such Guarantor is a party or by which such Guarantor or its property are bound. This

Guarantee constitutes the legal valid and binding obligation of each Guarantor, enforceable in accordance with its terms.

     11. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

     (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between any Guarantor and Foothill, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

     (b) Each Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the State of Illinois and the United States District Court for the Northern District of Illinois and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of such Guarantor and Foothill in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between such Guarantor or Borrower and Foothill or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Foothill shall have the right to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdiction which Foothill deems necessary or appropriate in order to realize on any collateral at any time granted by Borrower or any Guarantor to Foothill or to otherwise enforce its rights against such Guarantor or its property).

     (c) Each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the mails, or, at Foothill's option, by service upon such Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, such Guarantor shall appear in answer to such process, failing which such Guarantor shall be deemed in default and judgment may be entered by Foothill against such Guarantor for the amount of the claim and other relief requested.

     (d) EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH GUARANTOR AND FOOTHILL IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL

WITHOUT A JURY AND THAT EACH GUARANTOR OR FOOTHILL MAY FILE AN
ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH GUARANTOR AND FOOTHILL TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (e) Foothill shall not have any liability to any Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by such Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Foothill that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Foothill shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

     12. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Foothill at the addresses set forth in the Loan Agreement and to each Guarantor at the address set forth for Borrower in the Loan Agreement, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     13. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     14. Entire Agreement. This Guarantee represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

     15. Successors and Assigns. This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of Foothill and its successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of any Guarantor shall not terminate this Guarantee as to such Guarantor.

     16. Construction. All references to the term "Guarantor" wherever used herein shall mean any Guarantor and its successors and assigns (including, without limitation, any receiver, trustee or custodian for such Guarantor or any of its assets or such Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns

(including, without limitation, any receiver, trustee or custodian for Borrower or any of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

     17. Fraudulent Transfer Limitation. After giving effect to this Guarantee and the Guarantee Inducement and Offset Agreement, each Guarantor represents and warrants that it is "Solvent" (as defined in the Loan Agreement), and notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Guarantee shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by Foothill from such Guarantor under this Guarantee without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or any similar statute in any jurisdiction relating to fraudulent transfers or fraudulent conveyances.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guarantee as of the day and year first above written.



                                 BRILL RADIO, INC.


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 READING RADIO, INC.


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 TRI-STATE BROADCASTING, INC.


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 NORTHERN COLORADO HOLDINGS, LLC

                                 By: Northern Colorado Holdings Management, Inc., its manager


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 NCR II, LLC


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 NCH II, LLC

                                 By:    NCR II, Inc., its manager


                                 By:
                                      ------------------------------------
                                          a duly authorized officer

[Signature Page to Op. Co. Guarantee]

                                 NCR III, LLC

                                 By:    NCR II, Inc., its manager


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 NORTHERN COLORADO RADIO, INC.


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 NORTHLAND HOLDINGS, LLC

                                 By: Northland Holdings Management, Inc.,
                                     its manager

                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 NORTHLAND BROADCASTING, LLC

                                 By: Northland Broadcasting Management, Inc.,
                                     its manager

                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 NB II, Inc.


                                 By:
                                      ------------------------------------
                                          a duly authorized officer

[Signature Page to Op. Co. Guarantee]

                                 UPPER MICHIGAN HOLDINGS, LLC

                                 By: Upper Michigan Holdings Management, Inc.,
                                     its manager


                                 By:
                                      ------------------------------------
                                          a duly authorized officer


                                 UPPER MICHIGAN NEWSPAPERS, LLC

                                 By: Upper Michigan Newspapers Management, Inc.,
                                     its manager

                                 By:
                                      ------------------------------------
                                           a duly authorized officer


                                  ADVERTISERS P.S., LLC

                                 By: Advertisers P.S. Management, Inc.,
                                     its manager


                                 By:
                                      ------------------------------------
                                           a duly authorized officer


                                  CENTRAL PRINTING SERVICE, LLC

                                  By: Central Printing Service Management, Inc.,
                                       its manager

                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  HURON HOLDINGS, LLC

                                  By: Huron Holdings Management, Inc.,
                                      its manager

                                  By:
                                      ------------------------------------
                                           a duly authorized officer

[Signature Page to Op. Co. Guarantee]

                                  HURON NEWSPAPERS, LLC

                                  By: Huron Newspapers Management, Inc.,
                                      its manager

                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  HURON P.S. LLC

                                  By: Huron P.S. Management, Inc., its manager


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  ST. JOHNS NEWSPAPERS, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  CENTRAL MICHIGAN DISTRIBUTION CO., LP

                                  By: Central Michigan Distribution Co., Inc.,
                                      its manager

                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  BRILL NEWSPAPERS, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  CMN HOLDING, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


[Signature Page to Op. Co. Guarantee]

                                  CENTRAL MICHIGAN NEWSPAPERS, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  GRAPH ADS PRINTING, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  GLADWIN NEWSPAPERS, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  CADILLAC NEWSPAPERS, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  MIDLAND BUYER'S GUIDE, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer


                                  CMN ASSOCIATED PUBLICATIONS, INC.


                                  By:
                                      ------------------------------------
                                           a duly authorized officer

[Signature Page to Op. Co. Guarantee]

                                  CENTRAL MICHIGAN DISTRIBUTION CO., INC.



                                  By:
                                      ------------------------------------
                                           a duly authorized officer


[Signature Page to Op. Co. Guarantee]